Exhibit 10.1(a)

PARTIAL SATISFACTION OF MORTGAGE

Know all men, that the undersigned hereby certifies that a certain Mortgage, Security Agreement, Assignment of Rents and Leases, Fixture Filing, Timber Filing and Financing Statement executed by Potlatch Forest Holdings, Inc., a Delaware corporation, and recorded on December 8, 2008 as Instrument No. 526335 in the records of the Clerk of the District Court of Latah County, Idaho, is satisfied and discharged AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO, but remains in full force and effect as to all other property described in said mortgage.

The lien of the undersigned AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO is hereby released.

Dated as of: June 28, 2011

BANK OF AMERICA, N.A., in its capacity as Collateral Agent

By:	/s/ Anthea Del Bianco

Name:	Anthea Del Bianco

Title:	Vice President

State of California

County of San Francisco

On this 28th day of June, in the year 2011, before me, a Notary Public in and for said state, personally appeared Anthea Del Bianco, known or identified to me to be the person(s) whose name(s) are subscribed to the within Instrument and acknowledged to me that they executed same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Liliana Claar
Liliana Claar, Notary Public
Notary Public for the State of	California

Residing at:

Commission Expires:	February 1, 2012

/s/   Notary Seal

Exhibit A

The land is situated in the State of Idaho, County of Latah and is described as follows:

Township 39 North, Range 1 East, B.M., County of Latah, State of Idaho

Section 15:	NW1/4NW1/4, SW1/4NW1/4, NW1/4SW1/4, SW1/4SW1/4 lying in Latah County

Section 22:	NW1/4NW1/4, SW1/4NW1/4, NW1/4SW1/4, SW1/4SW1/4 lying in Latah County

Township 39 North, Range 1 West, B.M., County of Latah, State of Idaho

Section 1:	S1/2, S1/2NE1/4

Section 2:	S1/2NE1/4, SE1/4NW1/4, SW1/4, SE1/4

Section 11:	All

Section 12:	All

Section 13:	NE1/4, NW1/4, NE1/4SW1/4, NW1/4SW1/4, SW1/4SW1/4, SE1/4, SEI/4SW1/4

Section 14:	All
TOGETHER WITH an easement in the NE1/4NE1/4 of Section 15, Township 39 North, Range 1 West, B.M., as more fully set out in instrument recorded under Recorder’s Fee No. 241119.

Section 23:	All

Section 24:	All

Township 40 North, Range 1 East, B.M., County of Latah, State of Idaho

Section 5:	NE1/4NW1/4, SE1/4NW1/4, NE1/4SW1/4, SE1/4SW1/4, SE1/4, SW1/4NW1/4, NW1/4NW1/4

Section 6:	NE1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, NE1/4SE1/4

Section 8:	NE1/4NE1/4

Section 9:	S1/2N1/2, N1/2S1/2

Section 15:	NW1/4SW1/4 (Government Lot 4) lying in Latah County
EXCEPTING THEREFROM the mineral patent, as more fully set out in instrument recorded in Book 71 of Deeds at Page 88.

Township 40 North, Range 3 West, B.M., County of Latah, State of Idaho

Section 1:	W1/2SW1/4, SE1/4SW1/4
EXCEPTING THEREFROM a right of way deed to the Washington, Idaho and Montana Railway Company, as more fully set out in instrument recorded in Book 58 of Deeds at Pages 173 and 174.
ALSO, EXCEPTING THEREFROM that portion deeded to the State of Idaho, as more fully set out in instrument recorded in Book 100 of Deeds at Page 578.

Section 2:	All

Section 3:	All

Section 4:	SW1/4NE1/4, SE1/4NE1/4, SE1/4NW1/4, SW1/4, SE1/4

Section 9:	NE1/4

Section 10:	N1/2NE1/4, N1/2NW1/4

Section 11:	E1/2, E1/2NW1/4, SW1/4NW1/4, E1/2SW1/4, NW1/4NW1/4

EXCEPTING THEREFROM that portion deeded to Latah County, as more fully set out in instruments recorded in Book 24 of Deeds at Pages 576, 582, 588, and in road petition recorded in Book 2 of Road Book at Page 571.

Section 12:	N1/2NW1/4, S1/2SW1/4, NW1/4SW1/4

Township 41 North, Range 2 West, B.M., County of Latah, State of Idaho

Section 6:	NE1/4, S1/2, N1/2NW1/4, SE1/4NW1/4

Section 7:	W1/2NW1/4, SE1/4NW1/4, NE1/4SW1/4

Section 17:	SE1/4SW1/4, SE1/4

Section 18:	SW1/4NW1/4, W1/2SW1/4, SE1/4SW1/4, S1/2SE1/4

Section 19:	W1/2NW1/4, SE1/4NW1/4, S1/2, S1/2NE1/4

Section 20:	W1/2SW1/4

Section 29:	W1/2NW1/4, SW1/4

Section 30:	All

Section 31:	NW1/4NW1/4, S1/2NW1/4, NW1/4SW1/4, NE1/4NW1/4

Township 41 North, Range 3 West, B.M., County of Latah, State of Idaho

Section 1:	E1/2SW1/4, SE1/4

Section 11:	SE1/4SW1/4

Section 12:	NE1/4, N1/2NW1/4, SE1/4

Section 13:	All

Section 14:	S1/2NE1/4, NW1/4, SW1/4, SE1/4, NE1/4NE1/4

Section 15:	NE1/4, SE1/4

Section 22:	E1/2

Section 23:	All

Section 24:	All

Section 25:	All

Section 26:	N1/2, N1/2SW1/4, SE1/4, SE1/4SW1/4

Section 27:	E1/2

Section 34:	All

Section 35:	S1/2, and that part of the S1/2NW1/4 lying South of the railroad right of way.
EXCEPTING THEREFROM that part of the NE1/4SE1/4 lying North of the railroad right of way.

Section 36:	E1/2NE1/4, NW1/4NW1/4

Township 42 North, Range 1 East, B.M., County of Latah, State of Idaho

Section 6:	S1/2NE1/4, SE1/4NW1/4, SW1/4NW1/4

Section 32:	SE1/4SE1/4

Section 33:	SE1/4NE1/4, W1/2SW1/4, NE1/4SW1/4, NE1/4SE1/4, S1/2SE1/4
EXCEPTING THEREFROM that portion set out in that Road Petition Deed in Book 2 of Road Book at Page 353.

Section 34:	W1/2SW1/4 lying in Latah County

Township 42 North, Range 1 West, B.M., County of Latah, State of Idaho

Section 12:	SW1/4SE1/4

Section 13:	W1/2NE1/4, NW1/4SE1/4

Section 14:	W1/2SW1/4

Section 15:	E1/2SE1/4

Section 23:	S1/2NE1/4

Section 24:	SE1/4NE1/4, SW1/4NW1/4, E1/2SE1/4

Section 25:	NE1/4NE1/4

Township 42 North, Range 2 West, B.M., County of Latah, State of Idaho

Section 7:	NE1/4, NW1/4NW1/4, SE1/4NW1/4, NE1/4NW1/4

Section 11:	SW1/4NW1/4, N1/2SW1/4, SW1/4SW1/4

Section 15:	SW1/4NE1/4, SE1/4NW1/4, NE1/4SW1/4, NW1/4SE1/4

Section 17:	NE1/4, SE1/4

Section 18:	S1/2

Section 19:	All

Section 20:	NE1/4, NW1/4, W1/2SW1/4, S1/2SE1/4, SE1/4SW1/4

Section 21:	NW1/4NE1/4, NW1/4, S1/2SW1/4, SW1/4SE1/4

Section 28:	NW1/4NE1/4, NW1/4

Section 29:	All

Section 30:	All

Section 31:	E1/2NE1/4, S1/2SW1/4, SE1/4

Section 35:	E1/2SE1/4

Township 42 North, Range 3 West, B.M., County of Latah, State of Idaho

Section 3:	W1/2, W1/2SE1/4

Section 4:	All

Section 7:	El/2, El/2SW1/4

Section 8:	E1/2NE1/4, SW1/4NE1/4, NW1/4, W1/2SW1/4, SW1/4SE1/4, SE1/4SW1/4

Section 9:	N1/2, SE1/4, N1/2SW1/4, SE1/4SW1/4

Section 10:	W1/2, NW1/4NE1/4

Section 15:	W1/2, SW1/4SE1/4

Section 17:	All

Section 18:	NE1/4, E1/2NW1/4

Section 21:	All

Section 22:	All

Section 27:	N1/2NE1/4, SW1/4NE1/4, NW1/4, SW1/4SW1/4

Section 28:	NE1/4, SE1/4SE1/4

Section 33:	NE1/4NE1/4

Township 43 North, Range 3 West, B.M., County of Latah, State of Idaho

Section 31:	E1/2, E1/2W1/2

Section 32:	N1/2, SE1/4, N1/3SW1/4, SW1/4SW1/4

Section 33:	S1/2, NE1/4

Section 34:	NW1/4NW1/4, NW1/4SW1/4, S1/2SW1/4

Township 43 North, Range 4 West, B.M., County of Latah, State of Idaho

Section 34:	ALL

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